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                                  FORM 8-K
                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                     March 10, 2005
Name of Registrant:                 Graybar Electric Company, Inc.
Jurisdiction of Incorporation:      New York
Commission File Number:             000-00255
IRS Identification Number:          13-0794380
Address of Principal Executive Offices:
                                    34 North Meramec Avenue
                                    St. Louis, MO  63105
Registrant's Telephone Number:      314-573-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


Ms. Juanita H. Hinshaw has announced her retirement from her position as Senior Vice President and Chief Financial Officer and Director effective as of May 2, 2005.

Mr. D. Beatty D'Alessandro, age 44, who is currently serving as the Vice President and Chief Information Officer for the Company and as a member of the Board of Directors, has been named to replace Ms. Hinshaw as Senior Vice President and Chief Financial Officer effective as of May 2, 2005. He served as Director of Strategic Planning and Development from December 1998 to June of 2001; as Vice President-IT Strategy Project from June 2001 to February of 2003; and as Vice President and Chief Information Officer since February of 2003.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Graybar Electric Company, Inc.

Date: March 16, 2005                         /s/ T. F. Dowd
     -------------------------              -----------------------------------
                                              (Signature)

                                            T. F. Dowd
                                            -----------------------------------
                                              (Name of signing officer)


                                            Vice President, Secretary and
                                              General Counsel
                                            -----------------------------------
                                              (Title)